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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1997

                   CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
            (Exact name of registrant as specified in its charter)

          Delaware                  333-34793                13-7135550
(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)           identification No.)

                     44 Whippany Road, Morristown, NJ 07962
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 658-7581

         (Former name or former address, if changed since last report)


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Item 1. CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2. ACQUISITION OF DISPOSITION OF ASSETS.

          Not applicable.

Item 3. BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5. OTHER EVENTS.

          On December 3, 1997 the Registrant sold $1,146,940,000 of
          Equipment Receivable-Backed Notes (the "Notes"), secured by, among other items, a pool of equipment leases, installment sales contracts, promissory notes, loan and security agreements and similar types of receivables (collectively, the "Contracts").

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.




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          Exhibit No.         Description
          -----------         -----------

              4.1 Transfer and Servicing Agreement, dated as of November 1, 1997, among Capita Equipment
                              Receivables Trust 1997-1, Antigua Funding
                              Corporation, AT&T Capital Corporation and
                              Bankers Trust Company, as Indenture Trustee.

              4.2 Indenture, dated as of November 1, 1997, between Capita Equipment Receivables Trust
                              1997-1 and Bankers Trust Company, as Indenture
                              Trustee.

              4.3 Trust Agreement, dated as of November 1, 1997, between Antigua Funding Corporation and The Bank of New York, as Owner Trustee.

              4.5 Purchase and Sale Agreement, dated as of November 1, 1997, among Antigua Funding
                              Corporation, AT&T Capital Leasing Services,
                              Inc., AT&T Credit Corporation, NCR Credit
                              Corp., and AT&T Capital Corporation.

              4.6             Master ISDA Agreement, dated as of December 3,
                              1997 between Goldman Sachs Mitsui Marine
                              Derivative Products, L.P. and Capita Equipment
                              Receivables Trust 1997-1, Schedule thereto, and
                              Confirmation thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL EQUIPMENT RECEIVABLES
                                       TRUST 1997-1


Dated: December 11, 1997                By: ANTIGUA FUNDING CORPORATION
                                             as depositor of Capita Equipment
                                             Receivables Trust 1997-1


                                       By: /s/ Madelyn C. Law
                                          ______________________________________
                                               Madelyn C. Law
                                               Vice President and Assistant
                                               Secretary







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                               INDEX TO EXHIBITS

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

Exhibit
Number                                                                          Page
--------                                                                        ----

  4.1 Transfer and Servicing Agreement, dated as of November 1, 1997, among Capita Equipment Receivables Trust 1997-1, Antigua Funding
          Corporation, AT&T Capital Corporation and Bankers Trust Company, as Indenture Trustee.

  4.2     Indenture, dated as of November 1, 1997, between Capita Equipment
          Receivables Trust 1997-1 and Bankers Trust Company, as Indenture
          Trustee.

  4.3     Trust Agreement, dated as of November 1, 1997, between Antigua
          Funding Corporation and The Bank of New York, as Owner Trustee.

  4.5     Purchase and Sale Agreement, dated as of November 1, 1997, among
          Antigua Funding Corporation, AT&T Capital Leasing Services, Inc.,
          AT&T Credit Corporation, NCR Credit Corp., and AT&T Capital
          Corporation.

  4.6     Master ISDA Agreement, dated as of December 3, 1997 between Goldman
          Sachs Mitsui Marine Derivative Products, L.P. and Capita Equipment
          Receivables Trust 1997-1, Schedule thereto, and Confirmation thereto.



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